November 8, 2012

BNY MELLON FUNDS TRUST

-    BNY MELLON INTERMEDIATE U.S. GOVERNMENT FUND

-    BNY MELLON INTERMEDIATE BOND FUND

Supplement to Prospectus

dated December 30, 2011

The Board of Trustees of BNY Mellon Funds Trust (the “Trust”) has approved a Plan of Reorganization (the “Plan”) for the Trust, on behalf of BNY Mellon Intermediate U.S. Government Fund (the “Fund”) and BNY Mellon Intermediate Bond Fund (the “Acquiring Fund”).  The Plan provides for the transfer of the Fund’s assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities, the distribution of such shares of the Acquiring Fund to Fund shareholders and the subsequent termination of the Fund (the “Reorganization”).

In anticipation of the Reorganization, effective on or about November 26, 2012 (the “Sales Discontinuance Date”), the Fund will be closed to any investments for new accounts, except that new accounts may be established by participants in group employer retirement plans that have been approved by BNY Mellon Wealth Management and that established the Fund as an investment option in the plan by the close of business on the Sales Discontinuance Date.  Shareholders of the Fund as of the Sales Discontinuance Date may continue to make additional purchases and to reinvest dividends and capital gains into their existing Fund accounts up until the time of the Reorganization.

Neither the Plan nor the Reorganization requires the approval of shareholders of either fund.  It is currently contemplated that the Reorganization will become effective on or about February 22, 2013.  A Prospectus/Information Statement with respect to the Reorganization will be mailed before the consummation of the Reorganization to holders of Fund shares as of December 10, 2012.  The Prospectus/Information Statement will describe the Acquiring Fund and other matters.  Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling one of the following numbers: Wealth Management Clients, please contact your account officer or call 1-888-281-7350; BNY Mellon Wealth Brokerage Clients, please contact your financial advisor or call 1-800-830-0549-Option 2 for BNY Mellon Wealth Management Direct or Option 3 for BNY Mellon Wealth Advisors; clients of eligible Investment Advisory Firms, please contact your financial advisor or call 1-888-281-7350; Individual Account holders, please call Dreyfus at 1-800-DREYFUS; and participants in Qualified Employee Benefit Plans, please contact your plan sponsor or administrator or call 1-877-774-0327.